                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) February 27, 1997
                                                          -----------------


                           REPUBLIC INDUSTRIES, INC.
                           -------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                 0-9787                                        73-1105145
                 ------                                        ----------
              (Commission                                    (IRS Employer
              File Number)                                 Identification No.)


      450 East Las Olas Boulevard
           Ft. Lauderdale, FL                                    33301
      ---------------------------                                -----
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code (954) 713-5200
                                                          --------------


                                      N.A.
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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         With respect to each contract, agreement or other document referred to herein and filed with the Securities and Exchange Commission as an exhibit to this report, reference is made to the exhibit for a more complete description of the matter involved, and each such statement shall be deemed qualified in its entirety by such reference.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On February 27, 1997, Republic Industries, Inc. (the "Company") acquired in a merger transaction (the "Taormina Merger") all of the outstanding shares of capital stock of Taormina Industries, Inc. ("Taormina"), which provides waste collection services and owns and operates a materials recycling facility. The Company issued an aggregate of approximately 7.4 million shares of the Company's common stock, $.01 par value per share ("Common Stock"), in this transaction, which will be accounted for under the pooling of interests method of accounting. The Merger Agreement for the Taormina Merger is attached hereto as Exhibit 2.1 and is incorporated herein by reference for all purposes.

         On February 28, 1997, the Company acquired in merger transactions (the "AAA Disposal Mergers") all of the outstanding shares of capital stock of AAA Disposal Service, Inc. ("AAA Disposal"), which provide waste collection and recycling services. The Company issued an aggregate of approximately 2.9 million shares of Common Stock in this transaction, which will be accounted for under the pooling of interests method of accounting. The Merger Agreement for the AAA Disposal Mergers is attached hereto as Exhibit 2.2 and is incorporated herein by reference for all purposes.

         On February 28, 1997, the Company acquired in merger transactions (the "Wallace Mergers") all of the outstanding shares of capital stock of the Wallace Automotive Group ("Wallace"), which own and operate three franchised automotive dealerships. The Company issued an aggregate of approximately 1.7 million shares of Common Stock in this transaction, which will be accounted for under the pooling of interests method of accounting. The Merger Agreement for the Wallace Mergers is attached hereto as Exhibit 2.3 and is incorporated herein by reference for all purposes.

         On February 28, 1997, the Company acquired in merger transactions (the "Maroone Merger") all of the outstanding shares of capital stock of the Maroone Automotive Group ("Maroone"), which own and operate five franchised automotive dealerships. The Company issued an aggregate of approximately 6.1 million shares of Common Stock in this transaction, which will be accounted for under the pooling of interests method of accounting. The Merger Agreement for the Maroone Mergers is attached hereto as Exhibit 2.4 and is incorporated herein by reference for all purposes.

         On February 28, 1997, the Company acquired in merger transactions (the "Kendall Mergers") all of the outstanding shares of capital stock of the Kendall Automotive Group ("Kendall"), which own and operate two franchised automotive dealerships. The Company issued an aggregate of approximately 1.2 million shares of Common Stock in this transaction, which will be accounted for under the purchase method of accounting. The Merger Agreement for the Kendall Mergers is attached hereto as Exhibit 2.5 and is incorporated herein by reference for all purposes.

         On February 28, 1997, the Company acquired in merger transactions (the "York Mergers") all of the outstanding shares of capital stock of York Waste Disposal, Inc. ("York"), which provide waste collection services. The Company issued an aggregate of approximately 1.1 million shares of Common Stock in this transaction, which will be accounted for under the purchase method of accounting. The Merger Agreement for the York Mergers is attached hereto as
Exhibit 2.6 and is incorporated herein by reference for all purposes.


ITEM 5.   OTHER EVENTS

REPORTING OF CERTAIN FINANCIAL INFORMATION FOR REGISTRATION AND OTHER PURPOSES.

         In connection with the consummation of certain acquisitions of insignificant businesses which, in the aggregate, are significant, and in accordance with Rule 3-05 of Regulation S-X, the Registrant is filing herewith certain pro forma financial information relating to such consummated acquisitions. In addition, the Registrant is filing herewith audited supplemental consolidated financial statements which give retroactive effect to the consummated acquisitions of National Car Rental System, Inc.; Maroone Automotive Group; Wallace Automotive Group; Taormina Industries, Inc.; and Carlisle Motors, Inc., all of which have been accounted for under the pooling of interests method of accounting. Such financial information is attached hereto as
Exhibit 99 and incorporated herein by reference. Exhibit 99 is hereby incorporated by reference into the Registrant's previously filed Registration Statements on Forms S-3, file numbers 33-61649, 33-62489, 33-63735, 33-65289,
333-01757, 333-04269, 333-08479, 333-18009 and 333-20667, on Form S-4, file number 333-17915 and on Forms S-8, file numbers 33-93742, 333-07623, 333-19453 and 333-20669.





ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (a) Financial Statements of Businesses Acquired.

      The financial statements or combined financial statements of Taormina, Wallace, Maroone and Kendall required by this Item 7(a) are incorporated by reference herein by reference to Exhibit 99 attached hereto. The financial statements with respect to AAA Disposal and York will be filed by amendment within 60 days after March 14, 1997.

  (b) Pro Forma Financial Information.

      The pro forma financial information of Taormina, Wallace, Maroone and Kendall required by this Item 7(b) are incorporated by reference to the audited supplemental consolidated financial statements and the unaudited condensed consolidated pro forma financial statements, both included in
      Exhibit 99 attached hereto. The pro forma financial information with respect to AAA Disposal and York will be filed by amendment within 60 days after March 14, 1997.


  (c) Exhibits.

      The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.
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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  REPUBLIC INDUSTRIES, INC.



                                  By: /s/ Michael S. Karsner
                                     ----------------------------------
                                          Michael S. Karsner
                                          Senior Vice President
                                          and Chief Financial Officer

Date:  March 14, 1997
       ----------------
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                          REPUBLIC INDUSTRIES, INC.

                                EXHIBIT INDEX



     Number and
Description of Exhibit
----------------------
       1.       None


       2.1      Merger Agreement, dated as of February 3, 1997, among Republic
                Industries, Inc., RI/T Merger Corp., Taormina Industries,
                Inc., Taormina Revocable Inter Vivos Trust U/A/D July 26,
                1983, Vincent Cosmo Taormina Revocable Inter Vivos Trust U/A/D
                May 14, 1984, the C.V. Taormina Family Trust U/A/D September
                16, 1980, William C. Taormina and Vincent C. Taormina

       2.2      Merger Agreement, dated as of February 4, 1997 among Republic
                Industries, Inc., certain wholly-owned subsidiaries of
                Republic Industries, Inc., AAA Disposal Service, Inc., AAA
                Commercial, Inc., AAA Recycling, Inc., AAA Maintenance, Inc.
                and AAA Land and Building Co., Inc., Larry E. Edwards, the
                Jeffrey L. Edwards Trust U/T/A/D April 3, 1989, the Kevin S.
                Edwards Trust U/T/A/D April 3, 1989, the Mitchell G. Edwards
                Trust U/T/A/D April 3, 1989, the Troy L. Edwards Trust U/T/A/D
                April 3, 1989, and the Samantha L. Edwards U/T/A/D April 3,
                1989

       2.3      Merger and Reorganization Agreement, dated as of February 2,
                1997 among Republic Industries, Inc., certain wholly-owned subsidiaries of Republic Industries, Inc., Wallace Ford, Inc.,
                Wallace Nissan, Inc., Wallace Dodge, Inc., Wallace Lincoln-
                Mercury, Inc., Stuart Lincoln-Mercury, Inc., Bill Wallace
                Enterprises, Inc. d/b/a Stuart Mitsubishi, Wallace Imports,
                Inc., Mechanical Warranty Protection, Inc. and William L.
                Wallace

       2.4 Merger and Acquisition Agreement, dated as of January 12, 1997 among Republic Industries, Inc., certain wholly-owned subsidiaries of Republic Industries, Inc., Maroone Chevrolet,
                Inc., Maroone Oldsmobile, Inc., Maroone Isuzu, Inc., Maroone
                Dodge, Inc., Al Maroone Ford, Inc., Maroone Car & Truck Rental
                Company, Empire Warranty Corporation, Empire Warranty Holding
                Company, Empire Service Agency, Inc., Quantum Premium Finance
                Corporation, Alkit Enterprises, Inc., Maroone Management
                Services, Limited, Maroone Dodge Pompano, Limited, Maroone
                Chevrolet Ft. Lauderdale, Limited, Albert E. Maroone, Michael
                E. Maroone, Katherine C. Maroone, Kathleen Hoctor, Patricia
                Damoorgian, Faisal Ahmed, Maroone Isuzu, Inc., Floyd Clements and Curtis L. Rodman

       2.5      Merger Agreement, dated as of November 15, 1996 among Republic
                Industries, Inc., RI/RB Merger Corp., RI/GFB Merger Corp., R&B
                Holding Company d/b/a Kendall Toyota and Kendall KIA, G.F.B.
                Enterprises, Inc.  d/b/a Lexus of Kendall and Gerald F. Bean

       2.6      Merger Agreement, dated as of February 4, 1997 among Republic
                Industries, Inc., Republic Waste Companies Holding Co., RI/YWD
                Merger Corp., York Waste Disposal, Inc., Scott R. Wagner,
                Robert A.  Kinsley, Patrick A. Kinsley, Jonathan R. Kinsley,
                Christopher A. Kinsley, Timothy J. Kinsley and Robert Anthony
                Kinsley


       3.       None

       4.       None

       15.      None

       16.      None

       17.      None

       21.      None

       23.1     Consent of Arthur Andersen LLP

       23.2     Consent of Crowe, Chizek and Company LLP

       23.3     Consent of Goldenberg, Rosenthal Friedlander, LLP

       23.4     Consent of McGladrey & Pullen, LLP

       24.      None

       27.      None

       99.      Financial Information